UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 2, 2008

FEDERAL HOME LOAN BANK OF ATLANTA
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51845	56-6000442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1475 Peachtree Street, NE
Atlanta, GA 30309
(Address of principal executive offices)

(404) 888-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 27, 2008, the Federal Home Loan Bank of Atlanta (the "Bank") will introduce a revised Member Products and Services Guide ("MPSG") that outlines substantive revisions to the Bank's Credit and Collateral Policy. In particular, the Bank will implement a new credit risk rating system, eliminate the credit and collateral matrix, and establish a revised process for credit underwriting and monitoring. On May 30, 2008, the Bank sent a letter to members of the Bank providing further details regarding the revised MPSG. A copy of the letter is attached hereto as Exhibit 99.1.

Forward-Looking Information

The information contained herein and in the attached exhibit includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as "forward-looking statements." These statements involve known and unknown risks, uncertainties, and other factors, many of which may be beyond the Bank's control and which may cause the Bank's actual results, performance, or achievements to be materially different from future results, performance, or achievements expressed or implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. The reader can identify these forward-looking statements through the Bank's use of words such as "may," "will," "would," "believe," and other similar words and expressions of the future. Such forward-looking statements include statements regarding any one or more of the following topics:

  The Bank's business strategy and changes in operations, including, without limitation, product growth and funding
  Future performance, including profitability, investment returns, or risk management.

The forward-looking statements may not be realized due to a variety of factors, including, without limitation: the Bank's actual net income results, which drive the determination of actual dividend payments; legislative and regulatory actions or changes; future economic and market conditions; changes in demand for advances or consolidated obligations of the Bank and/or the FHLBank System; changes in interest rates; political, national and world events; and adverse developments or events affecting or involving other Federal Home Loan Banks or the FHLBank System in general. Additional factors that might cause the Bank's results to differ from these forward-looking statements are provided in detail in our filings with the Securities and Exchange Commission, which are available at www.sec.gov.

All written or oral statements that are made by or are attributable to the Bank are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. The Bank has no obligation and does not undertake publicly to update, revise, or correct any of the forward-looking statements after the date of this quarterly report, or after the respective dates on which these statements otherwise are made, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Letter to members, dated May 29, 2008, regarding the MPSG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Atlanta

Date: June 2, 2008	By: /s/ W. Wesley McMullan_______
W. Wesley McMullan
Executive Vice President
and Director of Financial Management

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to members, dated May 29, 2008, regarding the MPSG.